Exhibit 10.10
PROMISSORY NOTE

Borrower:	PLANET BEACH FRANCHISING CORPORATION	Lender:	Whitney National Bank
	5161 TRAVELLA ROAD		Corporate Banking — Group 2A
	MARRERO, LA 70072		P. O. Box 61260
New Orleans, LA 70161-9967

Principal Amount: $747,313.88	Interest Rate: 8.250%	Date of Note: July 19, 2007
PROMISE TO PAY. PLANET BEACH FRANCHISING CORPORATION (“Borrower”) promises to pay to the order of Whitney National Bank (“Lender”), in lawful money of the United States of America the sum of Seven Hundred Forty-seven Thousand Three Hundred Thirteen & 88/100 Dollars (U.S. $747,313.88), together with simple interest at the rate of 8.250% per annum assessed on the unpaid principal balance of this Note as outstanding from time to time, commencing on July 19, 2007 and continuing until this Note is paid in full.
PAYMENT. Borrower will pay this loan in 59 regular payments of $9,216.12 each and one irregular last payment estimated at $459,755.16. Borrower’s first payment is due August 19, 2007, and all subsequent payments are due on the same day of each month after that. Borrower’s final payment due on July 19, 2012, may be greater if Borrower does not make payments as scheduled. Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; then to any late charges; and then to any unpaid collection costs. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual Interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender’s address shown above or at such other place as Lender may designate in writing.
PREPAYMENT. Other than Borrower’s obligation to pay any prepayment penalty, Borrower may prepay this Note in full at any time by paying the then unpaid principal balance of this Note, plus accrued simple interest and any unpaid late charges through date of prepayment. If Borrower prepays this Note in full, or if Lender accelerates payment, Borrower understands that, unless otherwise required by law, any prepaid fees or charges will not be subject to rebate and will be earned by Lender at the time this Note is signed. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower’s obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due and may result in Borrower’s making fewer payments. Borrower agrees not to send Lender payments marked “paid in full”, “without recourse”, or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender’s rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes “payment in full” of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: WHITNEY NATIONAL BANK, SPECIAL CREDITS DEPARTMENT, P. O. BOX 61260, NEW ORLEANS, LA 70161-9967.
LATE CHARGE. If Borrower fails to pay any payment under this Note in full within 10 days of when due, Borrower agrees to pay Lender a late payment fee in an amount equal to 5.000% of the unpaid portion of the regularly scheduled payment or $15.00, whichever is greater. Late charges will not be assessed following declaration of default and acceleration of the maturity of this Note.
INTEREST AFTER DEFAULT. If Lender declares this Note to be in default, Lender has the right prospectively to adjust and fix the simple interest rate under this Note until this Note is paid in full, as follows: (A) If the original principal amount of this Note is $250,000 or less, the fixed default interest rate shall be equal to eighteen (18%) percent per annum, or three (3%) percent per annum in excess of the interest rate under this Note, whichever is greater. (B) If the original principal amount of this Note is more than $250,000, the fixed default interest rate shall be equal to twenty-one (21%) percent per annum, or three (3%) percent per annum in excess of the interest rate under this Note at the time of default, whichever is greater.
DEFAULT. Each of the following shall constitute an event of default
(“Event of Default”) under this Note:
Payment Default. Borrower fails to make any payment when due under this Note.
Default Under Security Agreements. Should Borrower or any guarantor violate, or fail to comply fully with any of the terms and conditions of, or default under any security right, instrument, document, or agreement directly or indirectly securing repayment of this Note.
Other Defaults in Favor of Lender. Should Borrower or any guarantor of this Note default under any other loan, extension of credit, security right, instrument, document, or agreement, or obligation in favor of Lender.
Default in Favor of Third Parties. Should Borrower or any guarantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may affect any property or other collateral directly or indirectly securing repayment of this Note.
Insolvency. Should the suspension, failure or insolvency, however evidenced, of Borrower or any Guarantor of this Note occur or exist. Death or Interdiction. Should any guarantor of this Note die or be interdicted.
Readjustment of Indebtedness. Should proceedings for readjustment of indebtedness, reorganization, bankruptcy, composition or extension under any insolvency law be brought by or against Borrower or any guarantor.
Assignment for Benefit of Creditors. Should Borrower or any guarantor file proceedings for a respite or make a general assignment for the benefit of creditors.
Receivership. Should a receiver of all or any part of Borrower’s property, or the property of any guarantor, be applied for or appointed. Dissolution Proceedings. Proceedings for the dissolution or appointment of a liquidator of Borrower or any guarantor are commenced.
False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower’s behalf, or made by Guarantor, or any other guarantor, endorser, surety, or accommodation party, related documents in connection with the obtaining of the loan evidenced by this Note or any security document directly or indirectly securing repayment of this Note is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.
Material Adverse Change. Should any material adverse change occur in the financial condition of Borrower or any guarantor of this Note or should any material discrepancy exist between the financial statements submitted by Borrower or any guarantor and the actual financial condition of Borrower or such guarantor.
Insecurity. Lender in good faith believes itself insecure with regard to repayment of this Note.
LENDER’S RIGHTS UPON DEFAULT. Should any one or more default events occur or exist under this Note as provided above, Lender shall have the right, at Lender’s sole option, to declare formally this Note to be in default and to accelerate the maturity and insist upon immediate payment in full of the unpaid principal balance then outstanding under this Note, plus accrued interest, together with reasonable attorneys’ fees, costs, expenses and other fees and charges as provided herein. Lender shall have the further right, again at Lender’s sole option, to declare formal default and to accelerate the maturity and to insist upon immediate payment in full of each and every other loan, extension of credit, debt, liability and/or obligation of every nature and kind that Borrower may then owe to Lender, whether direct or indirect or by way of assignment, and whether absolute or contingent, liquidated or unliquidated, voluntary or involuntary, determined or undetermined, secured or unsecured, whether Borrower is obligated alone or with others on a “solidary” or “joint and several” basis, as a principal obligor or otherwise, all without further notice or demand, unless Lender shall otherwise elect.
ATTORNEYS’ FEES; EXPENSES. If Lender refers this Note to an attorney for collection, or files suit against Borrower to collect this Note, or if Borrower files for bankruptcy or other relief from creditors, Borrower agrees to pay Lender’s reasonable attorneys’ fees in an amount not exceeding 20.000% of the principal balance due on the loan.
WAIVE JURY. BORROWER AND LENDER HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER BORROWER OR LENDER AGAINST THE OTHER.
GOVERNING LAW. This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Louisiana without regard to its conflicts of law provisions. This Note has been accepted by Lender in the State of Louisiana.
NSF CHARGE. In the event that Borrower makes any payment under this Note by check or electronic payment and Borrower’s check or electronic payment is returned to Lender unpaid due to non-sufficient funds

PROMISSORY NOTE
(Continued)	Page 2
in Borrower’s deposit account or otherwise, Borrower agrees to pay Lender an NSF charge in an amount of $25.00 or 5.000% of the dishonored item (whether check or electronic payment), whichever is greater.
DEPOSIT ACCOUNTS. As collateral security for repayment of this Note and all renewals and extensions, as well as to secure any and all other loans, notes, indebtedness and obligations that Borrower may not and in the future owe to Lender’s favor, whether direct or indirect, absolute or contingent, due or to become due, of any nature and kind whatsoever (with the exception of any indebtedness under a consumer credit card account), and to the extent permitted by law, Borrower is granting Lender a continuing security interest in any and all funds that Borrower may now and in the future have on deposit with Lender or in certificates of deposit or other deposit accounts as to which Borrower is an account holder (with the exception of IRA, pension, and other tax-deferred deposits). Borrower further agrees that, to the extent permitted by law, Lender may at any time apply any funds that Borrower may have on deposit with Lender or in certificates of deposit or other deposit accounts as to which Borrower is an account holder against the unpaid balance of this Note and any and all other present and future indebtedness and obligations that Borrower may then owe to Lender, in principal, interest, fees, costs, expenses, and reasonable attorneys’ fees.
COLLATERAL. Borrower acknowledges this Note is secured by collateral referenced in separate security documents. Collateral securing other loans with Lender may also secure this Note as the result of cross-collateralization.
FINANCIAL STATEMENTS. Borrower agrees to provide Lender with such financial statements and other related information at such frequencies and in such detail as Lender may reasonably request.
ADDITIONAL COLLATERAL. To the extent permitted by applicable law, as further collateral security for the repayment of this Note/Credit Agreement and all renewals and extensions, as well as to secure any and all other loans, notes, indebtedness and obligations, in principal, interest, fees, costs, expenses and attorneys’ fees, that Borrower (or any of them) may now and in the future owe to Lender or incur in Lender’s favor, whether direct or indirect, absolute or contingent, due or to become due, of any nature and kind whatsoever (with the exception of any indebtedness under a consumer credit card account), Borrower is granting Lender a continuing security interest in, all property of Borrower of every nature or kind whatsoever (with the exception of IRA, pension, and other tax-deferred accounts) owned by Borrower or in which Borrower has an interest that is now or hereafter on deposit with, in the possession of, under the control of or held by Lender in definitive form, book entry form or in safekeeping, custodian accounts, securities accounts, also including all deposit accounts, money, funds on deposit In checking, savings, custodian and other accounts, instruments, negotiable instruments, certificates of deposit, commercial paper, stocks, bonds, treasury bills and other securities, investment property, financial assets, security entitlements, documents, documents of title, payment intangibles, goods, chattel paper, and any general intangibles not previously listed, and Borrower hereby grants to Lender a right of set-off and/or compensation with respect to all such property. All above types of collateral shall have the meaning provided in UCC Rev. Art. 9, as adopted and revised in the state that governs this agreement. Borrower further hereby releases Lender from any obligation to take any steps to collect proceeds of or preserve any of Borrower’s rights, including, without limitation, rights against prior parties, in the collateral in which Lender possesses a security interest, and Lender’s only duty with respect to such collateral shall be solely to use reasonable care in the physical preservation of the collateral which is in the actual possession of Lender.
CONFESSION OF JUDGEMENT AND WAIVERS. For the purposes of executory process, Borrower hereby acknowledges the debt created hereby and confesses judgment in favor of Lender for the full amount of the debt evidenced by this Note/Credit Agreement. To the extent permitted by law, Borrower hereby expressly waives (a) the benefit of appraisement provided in the Louisiana Code of Civil Procedure and (b) the demand and three (3) days delay accorded by Articles 2639 and 2721, Louisiana Code of Civil Procedure.
ADDITIONAL DEFAULTS AND ACCELERATION. To the extent permitted by applicable law, in addition to the events of default set forth above, Lender shall have the right, at its sole option, to insist upon immediate payment (to accelerate the maturity) of this Note should any type of lien, judgment, levy, seizure, garnishment, tax lien, or court order occur affecting any assets of Borrower, or any guarantor, surety or accommodation party (or any one of them) on this Note; should Borrower, or any guarantor, surety or accommodation party (or any one of them) on this Note, die, become insolvent, or file a petition in bankruptcy or similar proceedings, or be adjudged a bankrupt.
NO NOVATION IF EARLIER NOTE CANCELLED. If an earlier note of any Borrower is cancelled at the time of execution hereof, then this Note constitutes an extension, but not a novation, of the amount of the continuing indebtedness, and Borrower agrees that all security rights held by Lender under the earlier note shall continue in full force and effect.
OTHER COSTS AND FEES. Borrower further agrees to pay any and all charges, fees, costs and/or taxes levied or assessed against Lender in connection with this Note and/or any collateral, asset or other property which is pledged, mortgaged, hypothecated or assigned to Lender or in which Lender possesses a security interest, as security for this Note.
WAIVERS. Borrower and each guarantor of this Note hereby waive demand, presentment for payment, protest, notice of protest and notice of nonpayment, and all pleas of division and discussion, and severally agree that their obligations and liabilities to Lender hereunder shall be on a “solidary” or “joint and several” basis. Borrower and each guarantor further severally agree that discharge or release of any party who is or may be liable to Lender for the indebtedness represented hereby, or the release of any collateral directly or indirectly securing repayment hereof, shall not have the effect of releasing any other party or parties, who shall remain liable to Lender, or of releasing any other collateral that is not expressly released by Lender. Borrower and each guarantor additionally agree that Lender’s acceptance of payment other than in accordance with the terms of this Note, or Lender’s subsequent agreement to extend or modify such repayment terms, or Lender’s failure or delay in exercising any rights or remedies granted to Lender, shall likewise not have the effect of releasing Borrower or any other party or parties from their respective obligations to Lender, or of releasing any collateral that directly or indirectly secures repayment hereof. In addition, any failure or delay on the part of Lender to exercise any of the rights and remedies granted to Lender shall not have the effect of waiving any of Lender’s rights and remedies. Any partial exercise of any rights and/or remedies granted to Lender shall furthermore not be construed as a waiver of any other rights and remedies; it being Borrower’s intent and agreement that Lender’s rights and remedies shall be cumulative in nature. Borrower and each guarantor further agree that, should any default event occur or exist under this Note, any waiver or forbearance on the part of Lender to pursue the rights and remedies available to Lender, shall be binding upon Lender only to the extent that Lender’s specifically agrees to any such waiver or forbearance in writing. A waiver or forbearance on the part of Lender as to one default event shall not be construed as a waiver or forbearance as to any other default. Borrower and each guarantor of this Note further agree that any late charges provided for under this Note will not be charges for deferral of time for payment and will not and are not intended to compensate Lender’s for a grace or cure period, and no such deferral, grace or cure period has or will be granted to Borrower in return for the imposition of any late charge. Borrower recognizes that Borrower’s failure to make timely payment of amounts due under this Note will result in damages to Lender, including but not limited to Lender’s loss of the use of amounts due, and Borrower agrees that any late charges imposed by Lender hereunder will represent reasonable compensation to Lender for such damages. Failure to pay in full any installment or payment timely when due under this Note, whether or not a late charge is assessed, will remain and shall constitute an Event of Default hereunder.
SUCCESSORS AND ASSIGNS LIABLE. Borrower’s and each guarantor’s obligations and agreements under this Note shall be binding upon Borrower’s and each guarantor’s respective successors, heirs, legatees, devisees, administrators, executors and assigns. The rights and remedies granted to Lender under this Note shall inure to the benefit of Lender’s successors and assigns, as well as to any subsequent holder or holders of this Note.
CAPTION HEADINGS. Caption headings in this Note are for convenience purposes only and are not to be used to interpret or define the provisions of this Note.
SEVERABILITY. If any provision of this Note is held to be invalid, illegal or unenforceable by any court, that provision shall be deleted from this Note and the balance of this Note shall be interpreted as if the deleted provision never existed.
SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower’s successors, heirs, legatees, devisees, administrators, executors and assigns, and shall inure to the benefit of Lender and its successors and assigns.
APPLICABLE LENDING LAW. To the extent not preempted by federal law, this business or commercial loan is being made under the terms and provisions of La. R.S. 9:3509, et seq.
PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE.
BORROWER:

PLANET BEACH FRANCHISING CORPORATION

By:	/s/ Stephen P. Smith

STEPHEN P. SMITH, President of PLANET BEACH
FRANCHISING CORPORATION
LASER PRO Landing, Sat. 6.34.00.003 Copt. Harland Financial Solutions, Inc. 1997, 2007. All Rights Reserved. • [Illegible]_PL 1D20.FC TR-53030 PR-154

DISBURSEMENT REQUEST AND AUTHORIZATION

Borrower:	PLANET BEACH FRANCHISING CORPORATION	Lender:	Whitney National Bank
	5161 TRAVELLA ROAD		Corporate Banking — Group 2A
	MARRERO, LA 70072		P. O. Box 61260
New Orleans, LA 70161-9967
LOAN TYPE. This is a Fixed Rate (8.250%) Nondisclosable Loan to a Corporation for $747,313.88 due on July 19, 2012.
PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:
☐ Personal, Family, or Household Purposes or Personal Investment.
☑ Business (Including Real Estate Investment).
SPECIFIC PURPOSE. The specific purpose of this loan is: TERM OUT EXISTING DEBT.
DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender’s conditions for making the loan have been satisfied. Please disburse the loan proceeds of $747,313.88 as follows:

Amount paid to Borrower directly:	$8,032.93
$8,032.93 Lender’s Check#
Amount paid on Borrower’s account:	$739,280.95
$339,280.95 Payment on Loan 4 16445421/2601
$400,000.00 Payment on Loan 16445421/78367

Note Principal:	$747,313.88
FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER’S FINANCIAL CONDITION AS DISCLOSED IN BORROWER’S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED JULY 19, 2007.
BORROWER:

PLANET BEACH FRANCHISING CORPORATION

By:	/s/ Stephen Paul Smith

Computed for:	Whitney National Bark
Simple Interest, Actual/365 (Per Diem)
Planet Beach Franchising
5161 Travella Rd

LOAN	$747	INTEREST	8.250%	TERM (8 PMTS)	60
PAYMENT	$9,170.45			PMTS PER YEAR	12
CLOSING	07/19/07	1ST PMT	08/19/07	DAYS 1ST PMT	31

PMT		DUE	PAYMENT		INTEREST	PRINCIPAL
4	DAYS	DATE	DUE		DUE	PAID	BALANCE
1	31	08/19/07	$9,170.45		$5,236.32		$743,379.75
2	31	09/19/07	$9,170.45		$5,208.75	$3,934.13 [7]	$739,418.05
3	30	10/19/07	$9,170.45		$5,013.86	$3,961.70	$735,261.46
4	31	11/19/07	$9,170.45		$5,151.87	$4,156.59	$731,242.88
5	30	12/19/07	$9,170.45		$4,958.43	$4,018.58	$727,030.86
2007 TO INTEREST			$25,569
LOAN TO DATE INTEREST			$25,569.23		TO PRINCIPAL PAYOFF	$4,212.02

	31	01/19/08	$9,170.45		$5,094.20
	31	02/19/08	$9,170.45		$5,065.63
	29	03/19/08	$9,170.45		$4,711.91
9	31	04/19/08	$9,170.45		$5,005.63	$4,076.25	$722,954.61
10	30	05/19/08	$9,170.45		$4,815.92	$4,104.82	$71.8, 849.79
11	31	06/19/08	$9,170.45		$4,945.94	$4,458.54	$714,391.25
12	30	07/19/08	$9,170.45		$4,757.75	$4,164.82	$710,226.43
13	31	08/19/08	$9,170.45		$4,885.42	$4,354.53	$705,871.90
14	31	09/19/08	$9,170.45		$4,855.39	$4,224.51	$701, 647.39
15	30	10/19/08			$4,669.51	$4,412.70	.66
16	31	11/19/08	$9,170.45		$4,793.62	$4,285.03	56.83
17	3C	12/19/08	$9,170.45		$4,609.31	$4,315.06
						$4,500.94
		$4,376.83	$4,561.14				.17

							,756.23
							$697,234.69
							$692,949.66
							$688,634.60
							$684
							$679,7
							$675, 69
2008 TO INTEREST			$58,210.23
LOAN TO DATE INTEREST			$83,779.46		TO PRINCIPAL	$1,835

18	31	01/19/09	$9,170.45		$4,730.99	$4,439.46	$670
19	31	02/19/09	$9,170.45		$4,699.89	$4,470.56	$666,285.67
20	28	03/19/09	$9,170.45	C	$4,216.77	$4,953.68	$661,331.99
21	31	04/19/09	$9,170.45		$4,633.85	$4,536.0	$656,79
22	30	05/19/09	$9,170.45		$4,453.	$4,716.84	$652,678.55
23	31	06/19/09	$9,170.45		$4,569.02	601.43	$647,477.12
24	30	07/29/09	$9,170.45		$4,390.43	—	$642,697.10
25	31	08/19/09	$9,170.45		$4,503.28	$4,667.17	$638,029.93
26	31	09/19/09	$9,170.45		$4,470.58	$4,699,87	$633,330.06
27	30	10/19/09	$9,170.45		$4,294.50	875.	$628,454.11
28	31	11/19/09	$9,170.45		$4,403.48	$4,766,97	$623,687.14
29	30	12/19/09	$9,170.45		$4,229.11	$4,941.34	$618,745.80

2009 TO INTEREST			$53,595.51
LOAN TO DATE INTEREST			$137,374.97	TO PRINCIPAL	$6,449.19

30	31	01/19/10	$9,170.45	4,335.46	$4,834.99	$613,910.01
31	31	02/19/10	$9,170.45	$4,301.58	$4,868.87	$609,041.
32	28	03/19/10	$9,170.45	$3,854.48	$5,315.97	$60,726.9
33	31	04/19/10	$9,170.45	$4,230.22	$4,940.23	$59.74

		05/19/10	$9,170.45	$4,060.	$5,110.19	$593,675.55
35	31	06/19/16	$9,170.45	$4,159.80	$5,010.0	$588,664.90
36	30	07/19/10	$9,170.45	$3,991.63	$157178.82	$583,486.08
37		08/19/10	$9,170.45	$4,088.40	$5,082.05	$578,404.03
38	31	09/19/10	$9,170.45	$4,052.79	$5,117.66	$5737286.37
39	30	10/19/10	$9,170.45	$3,887.35	$5,283.10	$568,003.27
40	31	11/19/10	$9,170.45	$3,979.91	$5,190.54	$562,812.73
41	30	12/19/10	$9,170.45	$3,816.33	$5,354.12	$557,458.61
2010 TO INTEREST			$48,756.21
LOAN TO DATE INTEREST			$186,133.18	TO PRINCIPAL	$61,287.19

42	31	01/19/11	$9,170.45	906.03	$5,264.42	$552,194.19
43	31	02/19/11	$9,170.45		$5,301.31	$546,88
44	28	03/19/11	$9,170.45	$3,461.16	$5,709.29	$541,183.59
		04/19/11	$9,170.45	$3,791.99	$5,378.46	$535,835.13
	30	05/19/11	$9,170.45	$3,633.20	$5,537.25	$530,267.88
47	31	06/19/11	$9,170.45	$3,715.51	$5,454.94	$524,812.94
48	30	07/19/11	$9,170.45	$3,558.66	$5,611.79	$519,201.15
49		08/19/11	$9,170.45	$3,637.96	$5,532.49	$513,668.66
50		09/19/71	$9,170.45	$3,599.20	$5,571.25	$508,097.41
		10/19/11	$9,170.45	$3,445.32	725.13	$502,372.28
		11/19/11	$9,170.45	$3,520.05	$5,650.40	$496,721.88
53	3C	12/19/11	$9,170.45	$3,368.18	$5,802.27	$490,919.61

2011 TO INTEREST			$43,506.40
LOAN TO DATE INTEREST			$229,639.58	TO PRINCIPAL	66,539.00

54	31	01/19/12	$9,170.45	$3,439.80	$5,730.65	$485,188.96
55	31	02/19/12	$9,170.45	$3,399.65	$5,770.80	$479,418.16
56	29	03/19/12	$9,170.45	$3,142.49	$6,027.96	$473,390.20
57	31	04/19/12	$9,170.45	$3,316.97	$5,853.48	$467,536
58	30	05/19/12	$9,170.45	$3,170.28	$6,000.17	$461,536.0
59	31	06/19/12	$9,170.45	$3,233.92	$3,936.53	$455,600.02
60	30	07/19/12	$458,689.36	$3,089.34	5,600.02	$0.00
2012 TO INTEREST			$22,792.45
LOAN TO DATE INTEREST			$252,432.03	TO PRINCIPAL	$490,919.61

W H I T N E Y
CONTINUING GUARANTY
     The undersigned (hereinafter sometimes referred to as “Guarantor”, which term means individually, collectively, and interchangeably any, each and/or all of them) hereby gives to Whitney National Bank (“Bank”) this Continuing Guaranty (this “Guaranty”) for the purpose of guarantying the obligations of Planet Beach Franchising Corporation (hereinafter referred to as “Borrower”, which term means individually, collectively, and interchangeably any, each and/or all of them). Guarantor agrees as follows:
1. Guarantor jointly, severally, solidarity, and unconditionally guarantees to Bank the prompt payment in full of all obligations and liabilities of Borrower to Bank, direct or contingent, due or to become due, now existing or hereafter arising, including, without limitation, all future advances, with interest, attorneys’ fees, expenses of collection and costs, and further including, without limitation, obligations to Bank on promissory notes, checks, overdrafts, letter-of-credit agreements, loan agreements, security documents, endorsements and continuing guaranties (collectively, the “Obligations”). Parties obligated on the Obligations are referred to herein as ‘Obligor”, which term means individually, collectively, and interchangeably any, each and/or all of them.
2. Guarantor shall be bound by all of the terms and conditions of any notes, agreements, or other obligations in favor of Bank signed or incurred by Borrower. Guarantor hereby waives all notice and pleas of presentment, demand, dishonor, protest, discussion and division. Guarantor shall not have any rights of subrogation until the payment in full of all Obligations and any subrogation rights shall relate only to the collateral then held by Bank.
3. Notice of termination of this Guaranty will not be effective until ten (10) days after the notice is delivered to an officer of Bank at the office where the Obligations were borrowed and such officer acknowledges in writing receipt of the notice (the “Effective Date”). This Guaranty shall be continuing and binding on the person delivering such notice as to (a) any Obligations incurred or arising prior to the Effective Date of written notice of termination of this Guaranty, (b) all renewals, extensions, and modifications of Obligations existing prior to the Effective Date of written notice of termination of this Guaranty and (c) Obligations Bank is bound to permit to be incurred by agreement entered into prior to the Effective Date of written notice of termination of this Guaranty. A notice of termination shall not affect the liability of any person not giving such notice.
4. To secure this Guaranty, Guarantor pledges, pawns and delivers to Bank, and grants to Bank a continuing security Interest in, and a right of set-off and compensation against, all property of Guarantor or in which Guarantor has an interest that is now or hereafter on deposit with, in the possession of, under the control of or held by Bank, including, without limitation, all cash, deposit accounts, funds on deposit, stocks, bonds, treasury obligations and other securities, investment property, financial assets, securities accounts, notes, documents, instruments, certificates of deposit, Items, chattel paper, and other property (except IRA, pension, and other tax-deferred retirement accounts), together with all property added to or substituted for any of the foregoing, and all interest, dividends, Income, fruits, accessions and proceeds of any of the foregoing. The terms “deposit accounts,” “instruments,” “Investment property,’ “documents,” “chattel paper,” “securities accounts,” “financial assets” and “proceeds” shall have the meanings provided in the Louisiana Commercial Laws.
5. If this Guaranty is executed by more than one person, each person is bound by all of the provisions of this Guaranty and Is jointly, severally and solidarity liable for the payment in full of the Obligations as if such person was the only person executing this Guaranty. This Guaranty is exclusive of and In addition to any other endorsements, guaranties, or obligations with respect to Borrower that are separate and apart from this instrument, whether signed by Guarantor or by any other Obligor. This Guaranty shall not be affected or limited by the amount of .any other such endorsements, guaranties, or obligations with respect to Borrower. To the extent permitted by law, Guarantor’s obligations under this Guaranty shall continue notwithstanding any set-off, counterclaim, reduction, or diminution of the Obligations or any defense of any kind or nature (other than performance by Guarantor of its obligations hereunder) that Borrower may have or assert against Bank.
6. Without releasing or affecting Guarantor’s obligations hereunder, Bank may, one or more times, in its sole discretion, without notice to or the consent of Guarantor or any other Obligor, take any one or more of the following actions: (a) release, renew or modify the obligations of Borrower or any other Obligor, (b) release, exchange, modify, or surrender in whole or In part Bank’s rights with respect to any collateral for the Obligations; (c) modify or alter the term, interest rate or due date of any payment of any of the Obligations; (d) grant any postponements, compromises, indulgences, waivers, surrenders or discharges or modify the terms of its agreements with Guarantor, Borrower or any other Obligor (e) change its manner of doing business with Guarantor, Borrower or any other party; (f) impute payments or proceeds of any collateral furnished for any of the Obligations, in whole or in part, to any of the Obligations, or retain the payments or proceeds as collateral for the Obligations without applying same toward payment of the Obligations; or (g) make loans to Borrower In excess of the present amount of the Obligations, and Guarantor hereby expressly waives any defenses arising from any such actions. The release of liability of any person shall not affect the liability hereunder of any person who is not specifically released.
7. , This Guaranty shall be binding on Guarantor and Guarantor’s successors and assigns and shall inure to the benefit of Bank, its successors, assigns, endorsees, and any person or persons, or entities, including, without limitation, any banking or other financial institution, to whom Bank may grant an interest in the Obligations, or any of them, and this Guaranty shall be binding on Guarantor to the extent of such assignment or interest. Any such assignment or grant of interest shall not operate to release Guarantor from any obligation to Bank hereunder with respect to any unassigned Obligations.
8. If Bank receives any payment or. proceeds of collateral, which payment or proceeds or any part thereof are subsequently required, by any court of competent jurisdiction, to be repaid to Borrower, Borrower’s estate, trustee, or any other party, then to the extent of such repayment by Bank, the Obligations or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date the initial payment, reduction or satisfaction occurred, and Guarantor shall remain solidarity liable to Bank for the repayment of such amount reinstated. Guarantor shall defend and Indemnify Bank from any claim ur loss to Bank arising under this paragraph, including, without limitation, Bank’s attorneys’ fees and expenses in the defense of any such action or suit,
9. This Guaranty shall be governed and interpreted under the internal laws of the State of Louisiana. If any provision of this Guaranty shall be held to be legally invalid or unenforceable by any court of competent jurisdiction, all remaining provisions of this Guaranty shall remain in full force and effect. This Guaranty is signed on and effect of the date shown below.

/s/ Stephen P. Smith
Stephen P. Smith, Individually

Date: October 24, 2003

COMMERCIAL GUARANTY

Borrower:	PLANET BEACH FRANCHISING CORPORATION	Lender:	Whitney National Bank
	5161 TRAVELLA ROAD		Corporate Banking — Group 2A
	MARRERO, LA 70072		P. O. Box 61260
Guarantor:	RICHARD L JUKA		New Orleans, LA 70161 9967
5161 TARAVELLA ROAD
MARRERO, LA 70072

CONTINUING GUARANTEE OF PAYMENT AND PERFORMANCE. For good and valuable consideration, Guarantor absolutely and unconditionally guarantees full and punctual payment and satisfaction of the Indebtedness of Borrower to Lender, and the performance and discharge of all Borrowers obligations under the Note and the Related Documents. This is a guaranty of payment and performance and not of collection, so Lender can enforce this Guaranty against Guarantor even when Lender has not exhausted Lender’s remedies against anyone else obligated to pay the Borrower’s Indebtedness or against any collateral securing the Borrower’s Indebtedness, this Guaranty or any other guaranty of the Borrower’s Indebtedness. Guarantor will make any payments to Lender or its order, on demand, in same-day funds, without set-off or deduction or counterclaim, and will otherwise perform Borrower’s obligations under the Note and Related Documents. Under this Guaranty, Guarantor’s liability is unlimited and Guarantor’s obligations are continuing.
BORROWER’S INDEBTEDNESS. The words “Borrower’s Indebtedness” as used in this Guaranty mean all of the principal amount outstanding from Urns to time and at any one or more times, accrued unpaid interest thereon and all collection costs and legal expenses related thereto permitted by law, reasonable attorneys’ fees, arising from any and all present and future loans, loan advances, extensions of credit, obligations and/or liabilities that Borrower Individually or collectively or interchangeably with others, owes or will owe or Incur In favor of Lender whether direct or Indirect, or by way of assignment or purchase of a participation interest, and whether absolute or contingent, voluntary or involuntary, determined or undetermined, liquidated or unliquidated, due or to become due, secured or unsecured, and whether Borrower may be liable individually, jointly or solidarily with others, whether primarily or secondarily, or as a guarantor or otherwise, and whether now existing or hereafter arising, of every nature and kind whatsoever,
If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, Lender’s rights under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or Invalidate any such other guaranties. Guarantor’s liability will be Guarantor’s aggregate liability under the terms of this Guaranty and any such other unterminated guaranties.
JOINT, SEVERAL AND SOLIDARY LIABILITY. Guarantor’s obligations and liability under this Guaranty shall be on a “solidary” or “joint and several” basis along with Borrower to the same degree and extent as if Guarantor had been and/or will be a co-borrower, co-principal obligor and/or co-maker of Borrower’s Indebtedness. In the event that there Is more than one Guarantor under this Guaranty, or In the event That there are other guarantors, endorsers or sureties of all or any portion of Borrower’s Indebtedness, Guarantor’s obligations and liability hereunder shall further be on a “solidary” or “joint and several” basis along with such other guarantors, endorsers and/or sureties.
CONTINUING GUARANTY. THIS IS A “CONTINUING GUARANTY” UNDER WHICH GUARANTOR AGREES TO GUARANTEE THE FULL AND PUNCTUAL PAYMENT, PERFORMANCE AND SATISFACTION OF THE INDEBTEDNESS OF BORROWER TO LENDER, NOW EXISTING OR ‘HEREAFTER ARISING OR ACQUIRED, ON AN OPEN AND CONTINUING BASIS. ACCORDINGLY, ANY PAYMENTS MADE ON THE BORROWERS INDEBTEDNESS WILL NOT DISCHARGE OR DIMINISH GUARANTOR’S OBLIGATIONS AND LIABILITY UNDER THIS GUARANTY FOR ANY REMAINING AND SUCCEEDING INDEBTEDNESS EVEN WHEN ALL OR PART OF THE OUTSTANDING INDEBTEDNESS MAY BE A ZERO BALANCE FROM TIME TO TIME.
DURATION OF GUARANTY. This Agreement and Guarantor’s obligations and liability hereunder shall remain in full force and effect until such time as this Agreement may be cancelled or otherwise terminated by Lender under a written cancellation instrument In favor of Guarantor (subject to the automatic reinstatement provisions herein below). It Is anticipated that fluctuations may occur In the aggregate amount of Borrower’s Indebtedness guaranteed under this Agreement and it is specifically acknowledged and agreed to by Guarantor that reductions In the amount of Borrower’s Indebtedness, even to zero ($0.00) dollars, prior to Lender’s written cancellation of this Agreementashall not constitute or give rise to a termination of this Agreement.
CANCELLATION OF AGREEMENT; EFFECT. Unless otherwise indicated under such a written cancellation instrument, Lender’s agreement to terminate or otherwise cancel this Guaranty shall affect only, and shall be expressly limited to, Guarantor’s continuing obligations and liability to guarantee Borrower’s Indebtedness incurred, originated and/or extended (without prior commitment) after the date of such a written cancellation Instrument; with Guarantor remaining fully obligated and liable under this Guaranty for any and all of Borrower’s Indebtedness Incurred, originated, extended, or committed to prior to the date of such a written cancellation instrument Nothing under this Guaranty or under any other agreement or understanding by and between Guarantor and Lender, shall In any way obligate, or be construed to obligate, Lender to agree to the subsequent termination or cancellation of Guarantor’s obligations and liability hereunder; it being fully understood and agreed to by Guarantor that Lender has and intends to continue to rely on Guarantor’s assets, Income and financial resources In extending credit and other Indebtedness to and In favor of Borrower, and that to release Guarantor from Guarantor’s continuing obligations and liabilities under this Guaranty would so prejudice Lender that Lender may, within its sole and uncontrolled discretion and judgment, refuse to release Guarantor from any of Guarantor’s continuing obligations and liability under this Guaranty for any reason whatsoever as long as any of Borrower’s Indebtedness remains unpaid and outstanding, or otherwise.
OBLIGATIONS OF MARRIED PERSONS. It Guarantor Is married, Guarantor hereby expressly agrees that recourse may be had against both Guarantor’s separate property and Guarantees community property for all Guarantor’s obligations under this Guaranty.
DEFAULT. Should any event of default occur or exist under any of Borrower’s Indebtedness, Guarantor unconditionally and absolutely agrees to pay Lender the then unpaid amount of the Indebtedness of Borrower to Lender. Such payment or payments shall be made at Lender’s offices indicated above, immediately following demand by Lender.
GUARANTOR’S WAIVERS. Guarantor hereby waives:
(A) Notice of Lender’s acceptance of this Guaranty.
(B) Presentment for payment of Borrower’s Indebtedness, notice of dishonor and of nonpayment, notice of Intention to accelerate, notice of acceleration, protest and notice of protest, collection or institution of any suit or other action by Lender in collection thereof, including any notice of default In payment thereof, or other notice to, or demand for payment thereof, on any party.
(C) Any right to require Lender to notify Guarantor of any nonpayment relating to any collateral directly or indirectly securing Borrower’s Indebtedness, or notice of any action or nonaction on the earl of Borrower, Lender, or any other guarantor, surety or endorser of Borrower’s Indebtedness, or notice of the creation Of any new or additional Borrower’s Indebtedness subject to this Guaranty.
(D) Any rights to demand or require collateral security from the Borrower or any other person as provided under applicable Louisiana law or otherwise.
(E) Any right to require Lender to notify Guarantor of the terms, time and place of any public or private sale of any collateral directly or indirectly securing Borrower’s Indebtedness.
(F) Any “one action” or “anti-deficiency” law or any other law which may prevent Lender from bringing any action, Including a claim for deficiency, against Guarantor, before or after Lender’s commencement or completion of any foreclosure action, or any action In lieu of foreclosure.
(G) Any election of remedies by Lender that may destroy or impair Guarantor’s subrogation rights or Guarantor’s right to proceed for reimbursement against Borrower or any other guarantor, surety or endorser of Borrower’s Indebtedness, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging Borrower’s Indebtedness.
(H) Any disability or other defense of Borrower, or any other guarantor, surety or endorser, or any other person, or by reason of the cessation from any cause whatsoever, other than payment in fell of Borrower’s Indebtedness.
(I) Any statute of limitations or prescriptive period, if at the time an action or suit brought by Lender against Guarantor is commenced, there Is any outstanding Borrower’s Indebtedness which is barred by any applicable statute of limitations or prescriptive period.
Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor’s full knowledge of Its significance and consequences, and that, under the circumstances, such waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law,
GUARANTOR’S SUBORDINATION OF RIGHTS. In the event that Guarantor Should for any reason (A) advance or lend monies to Borrower, whether or not such funds are used by Borrower to make payment(s) under Borrower’s Indebtedness, or (B) make any payment(s) to Lender or others for and

(Continued)

on behalf of Borrower under Borrowers Indebtedness, or (C) make any payment to Lender in total or partial satisfaction of Borrowers obligations and liabilities under this Guaranty, or (D) if any of Borrower’s property is used to pay or satisfy any of Borrower’s Indebtedness, Guarantor hereby agrees that any and all rights that Guarantor may have or acquire to collect from or to be reimbursed by Borrower (or from or by any other guarantor, endorser or surety of Borrowers Indebtedness), whether Guarantor’s rights of collection or reimbursement arise by way of subrogation to the rights of Lender or otherwise, shall in all respects, whether or not Borrower is presently or subsequently becomes Insolvent, be subordinate, inferior and junior to the rights of Lender to collect and enforce payment, performance and satisfaction of Borrower’s Indebtedness that then remains, until such time as Borrowers Indebtedness is fully paid and satisfied. In the event of Borrower’s Insolvency or consequent liquidation of Borrower’s assets, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to Borrower’s Indebtedness that then remains. Guarantor hereby assigns to Lender all claims which it may have or acquire against Borrower or any assignee or trustee of Borrower in bankruptcy; provided that, such assignment shall be effective only for the purpose of assuring to Lender full payment of Borrower’s Indebtedness guaranteed under this Guaranty.
GUARANTOR’S RECEIPT OF PAYMENTS. Guarantor further agrees to refrain from attempting to collect and/or enforce any of Guarantor’s collection and/or reimbursement rights against Borrower (or against any other guarantor, surety or endorser of Borrower’s Indebtedness), arising by way of subrogation or otherwise, until such time as all of Borrower’s Indebtedness that then remains is fully paid and satisfied. In the event that Guarantor should for any reason whatsoever receive any payment(s) from Borrower (or any other guarantor, surety or endorser of Borrower’s Indebtedness) that Borrower (or such a third party) may owe to Guarantor for any of the reasons stated above, Guarantor agrees to accept such payment(s) In trust for and on behalf of Lender, advising Borrower (or the third party payee) of such fact. Guarantor further unconditionally agrees to immediately deliver such funds to Lender, with such funds being held by Guarantor over any interim period, In trust for Lender. In the event that Guarantor should for any reason whatsoever receive any such funds from Borrower (or any third party), and Guarantor should deposit such funds in one or more of Guarantor’s deposit accounts, no matter where located, Lender shall have the right to attach any and all of Guarantor’s deposit accounts in which such funds were deposited, whether or not such funds were commingled with other monies of Guarantor, and whether or not such funds then remain on deposit in such en account or accounts. To this end and to secure Guarantor’s obligations under this Guaranty, Guarantor collaterally assigns and pledges to Lender, end grants to Lender a continuing security interest in, any and all of Guarantor’s present and future rights, title and Interest in and to all monies that Guarantor may now and/or in the future maintain on deposit with banks, savings and loan associations and other entities (other than tax deferred accounts with Lender), In which Guarantor may at any time deposit any such funds that may be received from Borrower (or any other guarantor, endorser or surety of Borrower’s Indebtedness).
DEPOSIT ACCOUNTS. As collateral security for repayment of Guarantor’s obligations hereunder and under any additional guaranties previously granted or to be granted by Guarantor in the future, and additionally as collateral security for any present and future indebtedness of Guarantor in favor of Lender (with the exception of any indebtedness under a consumer credit card account), and to the extent permitted by law, Guarantor is granting Lender a continuing security interest in any and all funds that Guarantor may now and in the future have on deposit with Lender or in certificates of deposit or other deposit accounts as to which Guarantor is an account holder (with the exception of IRA, pension, and other tax-deferred deposits). Guarantor further agrees that, to the extent permitted by law, Lender may at any time apply any funds that Guarantor may have on deposit with Lender or In certificates of deposit or other deposit accounts as to which Guarantor is an account holder against the unpaid balance of any and all other present and future obligations and indebtedness of Guarantor to Lender, in principal, Interest, fees, costs, expenses, and attorneys’ fees.
ADDITIONAL COVENANTS. Guarantor agrees that Lender may, at its sole option, at any time, and from time to time, without the consent of or notice to Guarantor, or any of them, or to any other party, and without incurring any responsibility to Guarantor or to any other party, and without Impairing or releasing any of Guarantor’s obligations or liabilities under this Guaranty:
(A) Make additional secured and/or unsecured loans to Borrower.
(B) Discharge, release or agree not to sue any party (including, but not limited to, Borrower or any other guarantor, surety, or endorser of Borrower’s Indebtedness), who is or may be liable to Lender for any of Borrower’s Indebtedness.
(C) Sell, exchange, release, surrender, realize upon, or otherwise deal with, in any manner and in any order, any collateral directly or indirectly securing repayment of any of Borrower’s Indebtedness.
(D) Alter, renew, extend, accelerate, or otherwise change the manner, place, terms and/or times of payment or other terms of Borrower’s Indebtedness, or any part thereof, Including any increase or decrease in the rate or rates of Interest on any of Borrower’s Indebtedness,
(E) Settle or compromise any of Borrower’s indebtedness.
(F) Subordinate and/or agree to subordinate the payment of all or any part of Borrower’s Indebtedness, or Lender’s security rights in any collateral directly or Indirectly securing any such Borrower’s Indebtedness, to the payment and/or security rights of any other present and/or future creditors of Borrower.
(G) Apply any payments and/or proceeds to any of Borrower’s Indebtedness in such priority or with such preferences as Lender may determine in its sole discretion, regardless of which of Borrower’s Indebtedness then remains unpaid.
(H) Take or accept any other collateral security or guaranty for any or all of Borrower’s Indebtedness.
(I) Enter into, deliver, modify, amend, or waive compliance with, any Instrument or arrangement evidencing, securing or otherwise affecting, all or any part of Borrower’s Indebtedness.
NO IMPAIRMENT OF GUARANTOR’S OBLIGATIONS. No course of dealing between Lender and Borrower (or any other guarantor, surety or endorser of Borrower’s Indebtedness), nor any failure or delay on the part of Lender to exercise any of Lender’s rights and remedies under this Guaranty or any other agreement or agreements by and between Lender and Borrower (or any other guarantor, surety or endorser), shall have the effect of impairing or releasing Guarantor’s obligations and liabilities to Lender, or of waiving any of Lender’s rights and remedies under this Guaranty or otherwise. Any partial exercise of any rights and remedies granted to Lender shall furthermore not constitute a waiver of any of Lender’s other rights and remedies; It being Guarantor’s Intent and agreement that Lender’s rights and remedies shall be cumulative in nature. Guarantor further agrees that, should Borrower default under any of Borrower’s Indebtedness, any waiver or forbearance on the part of Lender to pursue Lender’s available rights and remedies shall be binding upon Lender only to the extent that Lender specifically agrees to such waiver or forbearance in writing. A waiver or forbearance on the part of Lender as to one event of default shall not constitute a waiver or forbearance as to any other default.
NO RELEASE OF GUARANTOR. Guarantor’s obligations and liabilities under this Guaranty shall not be released, impaired, reduced, or otherwise affected by, and shall continue in full force and effect notwithstanding the occurrence of any event, Including without limitation any one or more of the following events:
(A) The death, Insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution, or lack of authority (whether corporate, partnership or trust) of Borrower (or any person acting on Borrower’s behalf), or of any other guarantor, surety or endorser of Borrower’s indebtedness.
(B) Any payment by Borrower, or any other party, to Lender that is held to constitute a preferential transfer or a fraudulent conveyance under any applicable law, or any such amounts or payment which, for any reason, Lender is required to refund or repay to Borrower or to any other person.
(C) Any dissolution of Borrower, or any Sale, lease or transfer of all or any part of Borrower’s assets.
(D) Any (allure of Lender to notify Guarantor of the making of additional loans or other extensions of credit in reliance on this Guaranty.
AUTOMATIC REINSTATEMENT. This Guaranty and Guarantor’s obligations and liabilities hereunder shall continue to be effective, and/or shall automatically and retroactively be reinstated, If a release or discharge has occurred, or If at any time, any Wyment or part thereof to Lender with respect to any of Borrower’s Indebtedness, is rescinded or must otherwise be restored by Lender pursuant to any insolvency, bankruptcy, reorganization, receivership, or any other debt relief granted to Borrower or to any other party to Borrower’s Indebtedness or any such security therefor. In the event that Lender must rescind or restore any payment received in total or partial satisfaction of Borrower’s Indebtedness, any prior release or discharge from the terms of this Guaranty given to Guarantor shall be without effect, and this Guaranty and Guarantor’s obligations and liabilities hereunder shall automatically and retroactively be renewed and/or reinstated and shall remain in full force and effect to the same degree and extent as If such a release or discharge had never been granted. It is the intention of Lender and Guarantor that Guarantor’s obligations and liabilities hereunder shall not be discharged except by Guarantor’s full and complete performance and satisfaction of such obligations and liabilities; and then only to the extent of such performance.
REPRESENTATIONS AND WARRANTIES BY GUARANTOR. Guarantor represents and warrants that:
(A) Guarantor has the lawful power to own its properties and to engage in its business as presently conducted.
(B) Guarantor’s guarantee of Borrower’s Indebtedness and Guarantor’s execution, delivery and performance of this Guaranty are not in violation of any laws and will not result in a default under any contract, agreement, or instrument to which Guarantor is a party, or by which Guarantor or Its property may be bound.
(C) Guarantor has agreed and consented to execute this Guaranty and to guarantee Borrower’s Indebtedness In favor of Lender, at Borrower’s request and not at the request of Lander.
(D) Guarantor will receive and/or has received a direct or indirect material benefit from the transactions contemplated herein and/or arising out of

COMMERCIAL GUARANTY
(Continued)

Borrowers indebtedness.
(E) This Guaranty, when executed and delivered to Lender, will constitute a valid, legal and binding obligation of Guarantor, enforceable in accordance with its terms.
(F) Guarantor has established adequate means of obtaining information from Borrower on a continuing basis regarding Borrowers financial condition.
(G) Lender has made no representations to Guarantor as to the creditworthiness of Borrower.
ADDITIONAL. OBLIGATIONS OF GUARANTOR. So long as this Guaranty remains in effect, Guarantor will not, without Lender’s prior written consent, sell, lease, assign, pledge, hypothecate, encumber, transfer, or otherwise dispose of all or substantially all of Guarantor’s assets. Guarantor further agrees to keep adequately Informed of all facts, events and circumstances which might in any way affect Guarantor’s risks under this Guaranty without in any way relying upon Lender to advise Guarantor of the same. Lender shall have no obligation whatsoever to disclose to Guarantor any Information acquired in the course of Its relationship with Borrower or otherwise.
TRANSFER OF INDEBTEDNESS. This Guaranty is for the benefit of Lender and for such other person or persons as may from time, to time become or be the holders of all or any part of Borrower’s Indebtedness. This Guaranty shall be transferable and negotiable with the same force and effect and to the same extent as Borrower’s Indebtedness may be transferable; It being understood and agreed to by Guarantor that, upon any transfer or assignment of all or any part of Borrower’s indebtedness, the holder of such Borrower’s Indebtedness shall have all of the rights and remedies granted to Lander under this Guaranty. Guarantor further agrees that, upon any transfer of all or any portion of Borrower’s Indebtedness, Lender may transfer and deliver any and all collateral securing repayment of such Borrower’s Indebtedness (including, but not limited to, any collateral provided by Guarantor) to the transferee of such Borrower’s Indebtedness, and such collateral shall secure any and all of Borrower’s Indebtedness in favor of such a transferee. Guarantor additionally agrees that, after any such transfer or assignment has taken place, Lender shall be fully discharged from any and all liability and responsibility to Borrower and Guarantor with respect to such collateral, and the transferee thereafter shall be vested with all the powers and rights with respect to such collateral.
CONSENT TO PARTICIPATION. Guarantor recognizes and agrees that Lender may, from time to time, one or more times, transfer all or any part of Borrower’s Indebtedness through sales of participation interests in Borrower’s Indebtedness to one or more third party lenders. Guarantor specifically agrees and consents to all such transfers and assignments, and Guarantor further waives any subsequent notice of such transfers and assignments as may be provided under Louisiana law. Guarantor additionally agrees that the purchaser of a participation interest in Borrower’s indebtedness will be considered as the absolute owner of a percentage interest of Borrower’s Indebtedness and that such a purchaser will have all of the rights granted under any participation agreement governing the sale of such a participation interest. Guarantor waives any rights of offset that Guarantor may have against Lender and/or any purchaser of such a participation interest, and Guarantor unconditionally agrees that either Lender or such a purchaser may enforce Guarantor’s obligations and liabilities under this Guaranty, irrespective of the failure or insolvency of Lender or any such purchaser.
NOTICES. Any notice provided in this Guaranty must be in writing and will be considered as given on the day It is delivered by hand or deposited in the U.S. mall, postage prepaid, addressed to the person to whom the notice is to be given at the address shown above or at such other addresses as any party may designate to the other in writing. If there is more than one Guarantor under this Guaranty, notice to any Guarantor shall constitute notice to all Guarantors-
ADDITIONAL GUARANTIES. Guarantor recognizes and agrees that Guarantor may have previously granted, and may in the future grant one or more additional guaranties of Borrower’s indebtedness and obligations in favor of Lender. Should this occur, the execution of this Guaranty and any additional guaranties on Guarantor’s part will not be construed as a cancellation of this Guaranty or any of Guarantor’s additional guaranties; It being Guarantor’s full intent and agreement that all of Guarantor’s guaranties of Borrower’s indebtedness and obligations in favor of Lender, shall remain in full force and shall be cumulative in nature and effect.
MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:
Amendments. No amendment, modification, consent or waiver of any provision of this Guaranty, and no consent to any departure by Guarantor therefrom, shall be effective unless the same shall be in writing signed by a duly authorized officer of Lender, and then shall be effective only as to the specific Instance and for the specific purpose for which given.
Attorneys’ Fees; Expenses. Guarantor agrees to pay upon demand all of Lender’s costs and expenses, including Lender’s reasonable attorneys’ fees in an amount not exceeding 20.000% of the amount due under this Guaranty and Lender’s legal expenses, Incurred in connection with the enforcement of this Guaranty. Lender may hire or pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lenders reasonable attorneys’ fees in an amount not exceeding 20.000% of the amount due under this Guaranty and legal expenses whether or not there is a lawsuit, including reasonable attorneys’ fees in an amount not exceeding 20.000% of the amount due under this Guaranty and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services, Guarantor also shall pay all court costs and such additional lees as may be directed by the court.
Caption Headings. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty.
Governing Law. This Guaranty will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Louisiana without regard to Its conflicts of law provisions.
No Oral Agreements. This Guaranty is the final expression of the agreement between Lender and Guarantor and may not be contradicted by evidence of any prior oral agreement or of a contemporaneous agreement between Lender and Guarantor.
No Watver by Lender. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender end Guarantor, shall constitute a waiver of any of Lender’s rights or of any of Guarantor’s obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such content is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.
Severablilty. If any provision of this Laranty is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable. This Guaranty shall be construed and enforceable as if the Illegal, invalid or unenforceable provision had never comprised a part of it, and the remaining provisions of this Guaranty shall remain in full force and effect and shall not be affected by the Illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Guaranty, a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and legal, valid and enforceable.
Successors and Assigns Bound. Guarantor’s obligations and liabilities under this Guaranty shall be binding upon Guarantor’s successors, heirs, legatees, devisees, administrators, executors and assigns.
Waive Jury. Lender and Guarantor hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Guarantor against the other.
DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Guaranty. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall Include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such terms in the Louisiana Commercial Laws (La. R.S. 10: 9-101, et seq.):
     Borrower. The word “Borrower” means PLANET BEACH FRANCHISING CORPORATION and includes all co-signers and co-makers signing the Note and all their successors and assigns.
     Guarantor. The word “Guarantor” means everyone signing this Guaranty, including without limitation RICHARD L. JUKA, and in each case, any signer’s successors and assigns.
     Guaranty. The word “Guaranty” means this guaranty from Guarantor to Lender.
     Borrower’s Indebtedness. The words “Borrower’s Indebtedness’ mean Borrower’s Indebtedness to Lender as more particularly described in this Guaranty.
     Lender. The word “Lender’ means Whitney National Bank, its successors and assigns, and any subsequent holder or holders of the Note or any interest therein.
     Note. The word “Note” means and includes without limitation all of Borrower’s promissory notes and/or credit agreements evidencing Borrower’s loan obligations in favor of Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions of and for promissory notes or credit agreements.

COMMERCIAL GUARANTY
(Continued)

Related Documents. The words “Related Documents.’ mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other Instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Borrowers Indebtedness.
EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT MS GUARANTY IS EFFECTIVE UPON GUARANTOR’S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED • “DURATION OF GUARANTY”. NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS NTY IS DATED JULY 19, 2007.

GUARANTOR

/s/ Richard L. Juka
RICHARD L. JUKA